UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

333 W. SHERIDAN AVE., OKLAHOMA CITY, OK		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On October 21, 2013, Devon Energy Corporation, a Delaware corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Devon Gas Services, L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of the Company (“Devon Gas Services”), Acacia Natural Gas Corp I, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“New Acacia”), Crosstex Energy, Inc., a Delaware corporation (“Crosstex”), New Public Rangers, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of Devon Gas Services (“New Public Rangers”), Boomer Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New Public Rangers (“Devon Merger Sub”), and Rangers Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New Public Rangers (“Crosstex Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Crosstex Merger Sub will merge with and into Crosstex, with Crosstex surviving and becoming a wholly-owned subsidiary of New Public Rangers (the “Crosstex Merger”), and Devon Merger Sub will merge with and into New Acacia, with New Acacia surviving and becoming a wholly-owned subsidiary of New Public Rangers (the “Devon Merger,” and together with the Crosstex Merger, the “Mergers”).

At the effective time and as a result of the Crosstex Merger, each share of common stock, par value $0.01 per share, of Crosstex, issued and outstanding immediately prior to the effective time of the Crosstex Merger will be converted into and become exchangeable for one common unit of New Public Rangers and will receive a pro rata cash distribution calculated by dividing $100 million by the number of Crosstex shares issued and outstanding immediately prior to the effective time. As of the date of the Merger Agreement, the value of the cash distribution would be approximately $2.00 per share. At the effective time and as a result of the Devon Merger, the sole issued and outstanding share of common stock, par value $0.01 per share, of New Acacia will be converted into the right to receive 115,495,669 Class B common units of New Public Rangers (“New Public Rangers Class B Common Units”).

The New Public Rangers Class B Common Units will be identical to the New Public Rangers’ common units except that (i) they will not receive any distributions with respect to any calendar quarter completed prior to closing, (ii) they will receive a quarterly distribution with respect to the first calendar quarter in which the New Public Rangers Class B Common Units are outstanding that is prorated for the portion of the quarter that they were outstanding, and (iii) they will automatically convert into New Public Rangers common units the business day following the record date for the distribution with respect to the calendar quarter in which the Mergers close. The issuance of the New Public Rangers Class B Common Units will be made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act.

As a result of the Mergers, Devon Gas Services will be the sole member of New Public Rangers Manager, L.L.C., a Delaware limited liability company and the sole managing member of New Public Rangers (“New Public Rangers Manager”).

Pursuant to the Merger Agreement, prior the effective time of the Mergers, Devon Gas Services, as the sole member of New Public Rangers Manager, shall take all action necessary to elect as directors of New Public Rangers Manager effective upon the consummation of the Mergers (i) three (3) persons who are independent directors mutually agreed upon by the Company and Crosstex, (ii) Barry E. Davis, Chief Executive Officer and President of Crosstex, and (iii) five (5) persons selected by the Company (who, together with the persons in (i) and (ii) shall be the sole directors of New Public Rangers Manager).

The Company and Crosstex have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) that the Company will conduct its midstream business and Crosstex will conduct its business in the ordinary and usual course during the interim period between the execution of the Merger Agreement and consummation of the Mergers, (ii) not to engage in certain kinds of transactions during such period, (iii) that Crosstex will convene and hold a meeting of its stockholders to consider and vote upon the Crosstex Merger and the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, (iv) that, subject to certain exceptions, the Board of Directors of Crosstex will recommend adoption of the

Merger Agreement and approval of the transactions contemplated thereby, and (v) not to (a) solicit or knowingly facilitate inquiries or proposals relating to alternative business combination transactions or (b) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions.

In the Merger Agreement, the Company and Crosstex have committed to use their reasonable best efforts to take all actions necessary to consummate the Mergers, subject to the terms and conditions of the Merger Agreement. Consummation of the Mergers is subject to customary conditions, including, (i) absence of certain laws or orders prohibiting the closing, (ii) expiration or early termination of the waiting period applicable to the consummation of the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) declaration of the effectiveness by the Securities and Exchange Commission of the Registration Statement on Form S-4 to be filed by New Public Rangers and (iv) concurrent consummation of the Contribution (as defined below). Each party’s obligation to consummate the Mergers is subject to certain other conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects of the other party of its obligations and (c) that there has been no “Material Adverse Effect” (as defined in the Merger Agreement) on the other party.

The Merger Agreement contains certain termination rights for both the Company and Crosstex, including the right of Crosstex to terminate the Merger Agreement in order to enter into an agreement for an alternative business combination transaction that constitutes a “Superior Proposal” (as defined in the Merger Agreement) if Crosstex complies with certain notice and other requirements set forth in the Merger Agreement, including paying the Company a termination fee of $33,000,000 and, in certain circumstances, reimbursing the Company for its expenses, subject to an agreed upon cap. The Merger Agreement further provides that upon termination of the Merger Agreement under other specified circumstances, including if Crosstex’s stockholders fail to approve the transactions contemplated by the Merger Agreement, Crosstex may be required to pay the Company a termination fee of $33,000,000 and/or reimburse the Company for its expenses, subject to an agreed upon cap.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Contribution Agreement

On October 21, 2013, the Company, Devon Gas Services, Devon Gas Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Devon Gas”), Southwestern Gas Pipeline, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Southwestern Gas” and together with the Company, Devon Gas Services and Devon Gas, the “Contributor Parties”), and Crosstex Energy, L.P., a Delaware limited partnership (the “Partnership”) and Crosstex Energy Services, L.P., a Delaware limited partnership and a wholly-owned subsidiary of the Partnership (“Crosstex Energy Services” and together with the Partnership, the “Acquirer Parties”), entered into a Contribution Agreement (the “Contribution Agreement”). Pursuant to the Contribution Agreement, Devon Gas Services will contribute to Crosstex Energy Services 100% of the outstanding membership interests in Devon Midstream Holdings GP, L.L.C., a Delaware limited liability company and an indirect wholly-owned subsidiary of the Company and, together with Southwestern Gas, a 50% limited partner interest in Devon Midstream Holdings, L.P., a Delaware limited partnership and an indirect wholly-owned subsidiary of the Company. In exchange for the contributions, the Partnership will issue to Devon Gas Services and Southwestern Gas consideration of 120,542,441 Class B common units (“Class B Units”) of the Partnership (the “Contribution”).

The Class B Units will be identical to the Partnership’s common units except that (i) they will not receive any distribution for quarters completed prior to their issuance, (ii) they will receive a quarterly distribution for the first calendar quarter in which the Class B Units are outstanding that is prorated for the portion of the quarter that they were outstanding, and (iii) they will automatically convert into the Partnership’s common units the first business day following the record date for the distribution with respect to the calendar quarter in which the Contribution closes. The issuance of the Class B Units will be made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act.

Consummation of the Contribution is subject to customary conditions, including, without limitation, (i) the expiration or early termination of the waiting period applicable to the consummation of the Contribution under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any law, order or injunction prohibiting the Contribution and the related transactions and (iii) the completion of the Mergers. Moreover, each party’s obligation to consummate the Contribution is subject to certain other conditions, including without limitation, (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) performance in all material respects of the other party of its obligations and (c) that there has been no “Material Adverse Effect” (as defined in the Contribution Agreement) on the other party.

In the Contribution Agreement, the Contributor Parties and the Acquirer Parties have made customary representations, warranties and covenants relating to the Contribution including, among others, covenants to conduct their respective businesses in the ordinary and usual course during the interim period between the execution of the Contribution Agreement and consummation of the Contribution.

The foregoing description of the Contribution Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Contribution Agreement, a copy of which is attached hereto as Exhibit 2.2 and the terms of which are incorporated herein by reference.

The Merger Agreement and the Contribution Agreement have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other financial information about the Company, Crosstex, the Partnership or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement and the Contribution Agreement were made only for purposes of those agreements and as of specific dates; were solely for the benefit of the parties to the Merger Agreement and Contribution Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and Contribution Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Crosstex, the Partnership or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and Contribution Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company, Crosstex and the Partnership.

Voting Agreement

Simultaneously with the execution of the Merger Agreement and Contribution Agreement, the Company entered into a voting agreement (the “Voting Agreement”) with Blackstone/GSO Capital Solutions Overseas Master Fund L.P. and Blackstone/GSO Capital Solutions Fund LP (collectively, “Stockholder”), a stockholder of Crosstex. The Voting Agreement provides that, upon the terms and conditions set forth therein, the Stockholder will vote all shares of Crosstex common stock beneficially owned by such Stockholder (i) in favor of the adoption of the Merger Agreement and the transaction contemplated thereby, including the consummation of the Crosstex Merger; (ii) in favor of any related matter that must be approved by stockholders of Crosstex in order for the transaction contemplated by the Merger Agreement to be consummated in accordance with the terms of the Merger Agreement; and (iii) against certain other specified alternative transactions or actions. The Voting Agreement terminates upon the earliest to occur of (1) the termination of the Merger Agreement in accordance with its terms; (2) the date the Crosstex Merger becomes effective; (3) a change in recommendation of the Mergers by the board of directors of Crosstex in accordance with the Merger Agreement; (4) 5:00 p.m., Dallas, Texas time on June 30, 2014; and (5) such date and time as any amendment or change to any of the transaction agreements is effected without the Stockholder’s consent which amendment or change adversely affects the Stockholder, including, without limitation, any amendment or change that decreases the merger consideration received in the Crosstex Merger. In addition to the Voting Agreement, the Company simultaneously entered into similar voting agreements with certain of Crosstex’s officers and directors, in their capacities as stockholders of Crosstex (together with the Stockholder, the “Supporting Stockholders”). As of October 21, 2013, the Supporting Stockholders beneficially owned an aggregate of 9,100,499 shares of Crosstex common stock representing approximately 19% of the outstanding shares of Crosstex common stock.

The foregoing description of the Voting Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

This Current Report on Form 8-K contains information about the proposed mergers involving the Company, Crosstex and the Partnership. In connection with the proposed mergers, New Public Rangers will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement/prospectus. Crosstex will mail the final proxy statement/prospectus to its stockholders. Investors and stockholders are urged to read the proxy statement/prospectus and other relevant documents filed or to be filed with the SEC.

Participants in the Solicitation

The Company, Crosstex, the Partnership and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Crosstex in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Crosstex in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s, the Partnership’s or Crosstex’s directors and executive officers is contained in its respective Annual Report on Form 10-K for the year ended December 31, 2012, which is filed with the SEC.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Although these statements reflect the current views, assumptions and expectations of the Company’s, Crosstex’s and the Partnership’s management, the matters addressed herein involve certain risks and uncertainties that could cause actual activities, performance, outcomes and results to differ materially than those indicated. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, objectives, expectations and intentions and other statements that are not historical facts. Factors that could result in such differences or otherwise materially affect the Company’s, Crosstex’s, the Partnership’s or New Public Rangers’ financial condition, results of operations and cash flows include, without limitation,(a) failure to consummate the transactions due to unsatisfied closing conditions with respect the transactions or failure to obtain regulatory approval for the transactions, (b) the risk that the combined business will not be integrated successfully or that such integration will take longer than anticipated, (c) the possibility that expected synergies will not be realized, or will not be realized within the expected timeframe, (d) fluctuations in oil, natural gas and NGL prices, (e) the extent and success of drilling efforts, as well as the extent and quality of hydrocarbon volumes produced within the proximity of our assets, (f) failures or delays by customers in achieving expected productions in their projects, (g) competitive conditions in our industry and their impact on our ability to connect hydrocarbon supplies to our assets, (h) actions, inactions or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers, (i) our ability to consummate future acquisitions, successfully integrate any acquired businesses and realize any cost savings and other synergies from any acquisition, (j) changes in the availability and cost of capital, (k) operating hazards, natural disasters, weather-related delays, casualty losses and other matters beyond our control, (l) timely receipt of necessary government approvals and permits and our ability to control the costs of construction, including costs of materials, labor and right-of-way and other factors that may impact our ability to complete projects within budget and on schedule, (m) the effects of existing and future laws and governmental regulations, including environmental and climate change requirements, (n) the effects of existing and future litigation and (o) risks related to our substantial indebtedness, as well as other factors disclosed in the Company’s, Crosstex’s and the Partnership’s filings with the Securities and Exchange Commission. You should read the Company’s, Crosstex’s and the Partnership’s filings with the Securities and Exchange Commission, including their respective Annual Reports on Form 10-K for the year ended December 31, 2012 and their Quarterly Reports for the quarters ended March 31, 2013 and June 30, 2013 and other filings made with the Securities and Exchange Commission. The Company, Crosstex and the Partnership do not assume any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

2.1*	Agreement and Plan of Merger dated October 21, 2013, by and among Devon Energy Corporation, Devon Gas Services, L.P., Acacia Natural Gas Corp I, Inc., Crosstex Energy, Inc., New Public Rangers L.L.C., Boomer Merger Sub, Inc. and Rangers Merger Sub, Inc.

2.2*	Contribution Agreement dated October 21, 2013, by and among Devon Energy Corporation, Devon Gas Corporation, Devon Gas Services, L.P., Southwestern Gas Pipeline, Inc., Crosstex Energy, L.P. and Crosstex Energy Services, L.P.

10.1	Voting Agreement dated October 21, 2013, by and among Devon Energy Corporation, Blackstone/GSO Capital Solutions Overseas Master Fund L.P. and Blackstone/GSO Capital Solutions Fund LP.

*Schedules and annexes omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President Corporate Governance and Secretary

Date: October 21, 2013